Exhibit 99

Investor Day October 1, 2002 NYSE: RDN

Safe Harbor Statement The statements contained in this release that are not historical facts are forward- looking statements. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties, including but not limited to, the following risks: that interest rates may increase rather than remain stable or decrease; that housing demand may decrease for any number of reasons, including changes in interest rates, adverse economic conditions, or other reasons; that Radian's market share may decrease as a result of changes in underwriting criteria by Radian or its competitors, or other reasons; and changes in the performance of the financial markets, in the demand for and market acceptance of Radian products, increased competition from government programs and the use of substitutes for mortgage insurance, and in general conditions. Investors are also directed to other risks discussed in documents filed by Radian with the Securities and Exchange Commission.

Agenda 9:00 - 9:30 a.m. Frank Filipps: Opening Remarks/Strategic Overview 9:30 - 9:50 a.m. Bob Quint: Financial Highlights 9:50 - 10:10 a.m. Tino Kamarck: Financial Guaranty Overview 10:10 - 10:30 a.m. Frank Filipps: Mortgage Insurance Overview 10:30 - 10:45 a.m. Break 10:45 - 11:30 a.m. Bonita Dorland and Andrew Rippert: Risk Management 11:30 - 12:00 p.m. Q & A 12:00 - 1:00 p.m. Intermission 1:00 - 1:15 p.m. Ned Bowers: Structured Products 1:15 - 1:35 p.m. Doug Rossbach: eCommerce/RadianExpress Overview 1:35 - 1:50 p.m. Mark Casale: Strategic Investments 1:50 - 2:05 p.m. Liz Shuttleworth: Information Technology 2:05 - 2:50 p.m. Q & A 2:50 - 3:00 p.m. Frank Filipps: Closing Remarks

Strategic Overview Frank P. Filipps Chairman and Chief Executive Officer Radian Group Inc.

Convergence

Divergence

Credit enhancement provider to more than 5,000 financial counterparties worldwide Assets of more than $5 billion Headquartered in Philadelphia Significant operations in London and New York Employee base of more than 1,500 Corporate Overview

CMAC Private mortgage insurance company Founded in 1977 IPO in 1992 1992 $221 million in equity 224 employees Company History

Radian Credit enhancement company Formed in 1999, from the merger of mortgage insurers CMAC and Amerin 2002 $2.6 billion in equity 1639 employees Company History

Corporate Structure

Financial Guaranty Radian Asset Assurance Direct writer of municipal bond insurance, asset- backed obligations, trade credit and other credit insurance Claims-paying ability rating of AA (S&P and Fitch Ratings) Radian Reinsurance Leading provider of reinsurance to the monoline primary financial guaranty insurers for both municipal bonds and asset-backed obligations Claims-paying ability rating of AAA (S&P and Fitch Ratings) and Aa2 (Moody's)

Financial Guaranty Primus Guaranty Parent company of Primus Financial Products, a wholesale provider of investment-grade credit risk protection to derivatives dealers and credit portfolio managers Claims-paying ability rating of AAA (S&P) and Aaa (Moody's) 15% partnership interest

Mortgage Insurance Radian Guaranty Innovator in new approaches and technology Pioneer of leading MI products Alternative A and A- products Net Interest Margin Securities (NIMS) Risk-based pricing Claims-paying ability rating of AA (S&P and Fitch Ratings) and Aa3 (Moody's)

Mortgage Insurance Radian Insurance Credit enhancement for non-traditional mortgage assets Home equity loans and second lien mortgages Manufactured housing Small commercial mortgages 103% LTV mortgages Provides clients with access to important markets Claims-paying ability rating of AA (S&P) and Aa3 (Moody's)

Mortgage Services RadianExpress Web-based loan processing and closing services Reduces time and cost Provides innovative alternative products Supports second-mortgage insurance initiatives

Mortgage Services C-BASS Purchasing, servicing and securitization of credit- sensitive residential mortgage loans and seller- financed mortgages 46% partnership interest Strong growth and ROE Leverage risk management expertise in a market where traditional business partners do not compete

Mortgage Services Sherman Financial Leading purchaser of distressed consumer debt Services, resells and securitizes delinquent unsecured assets Credit card and telecommunications receivables Student loans Auto deficiencies High loan-to-value second mortgages Bankruptcy debt 46% partnership interest

13.5% average annual growth in earnings 15% compounded ROE Maintain strength of balance sheet Strategic Goals

2Q02 Net Income Mix Financial Guaranty Mortgage Insurance Mortgage Services East 19 68 13

2Q02 Premium Written Mix Structured Products Municipal Bond Insurance Traditional MI Non-Traditional MI East 21 10 54 15

Financial Highlights Bob Quint Executive Vice President and Chief Financial Officer Radian Group Inc.

Overview Financial highlights "Adjusted book" valuation Product profitability Business mix and growth trends Financial flexibility

Financial Highlights As of or for the six months ended June 30, 2002 Assets: $5.1 billion Equity: $2.6 billion Debt: $0.5 billion Risk in force: $91.8 billion Net income: $213 million Operating Cash Flow: $268 million

Premiums Earned (dollars in millions) Compounded annual growth rate of 23.4% through 2001 1996 1997 1998 1999 2000 2001 1H01 1H02 250.3 330 405.3 472.6 520.9 715.9 335 420.2

1996 1997 1998 1999 2000 2001 1H01 1H02 Net Income 90.5 115.7 142.2 148.1 248.9 360.4 172.8 212.9 Operating Cash Flow 84.5 148.1 191.8 261.7 280 481.1 213.4 267.8 Net Income and Operating Cash Flow (dollars in millions) Net income compounded annual growth rate of 31.8% and operating cash flow compounded annual growth rate of 41.6% through 2001

Earnings Per Share (in dollars) Compounded annual growth rate of 26.9% through 2001 1996 1997 1998 1999 2000 2001 1H01 1H02

Total Loss Reserves (dollars in millions) 1996 1997 1998 1999 2000 2001 1H01 1H02 Radian Guaranty 126.9 179.9 245.1 335.6 390 588.6 553.3 603.2

1997 1998 1999 2000 2001 1H01 1H02 Net Paid 93.4 101.2 88.2 93.3 113.9 45.6 94.7 Incurred 147.4 166.4 174.1 154.3 208.1 101.6 115 Losses: Net Paid vs. Incurred (dollars in millions)

Return on Equity 1996 1997 1998 1999 2000 2001 1H01 1H02 0.142 0.156 0.163 0.176 0.2 0.195 0.196 0.174

Financial Highlights (dollars in millions except EPS)

"Adjusted Book" Valuation

Product Profitability: Mortgage Insurance

Product Profitability: Financial Guaranty

Business Mix and Growth Trends Premium written mix Risk in force by product Net income mix Future growth

2Q02 Premium Written Mix Structured Products Municipal Bond Insurance Traditional MI Non-Traditional MI East 21 10 54 15

Risk in Force by Product RIF = original loan amount x coverage; Par = face amount of security Company Product RIF/Par ($millions) as of 6/30/02 Percent of Portfolio Radian Guaranty Primary Prime MI $ 21,079 22.9% Primary Non-Prime MI 5,637 6.1% Pool MI 1,745 1.9% Radian Insurance NIM 26 --- Second Liens 398 0.4% Total MI RIF $28,885 31.5% Radian Reinsurance Municipal 38,984 42.5% Non-Municipal 11,270 12.3% Radian Asset Assurance Direct Municipal 6,950 7.6% Direct Non-Municipal 3,570 3.9% Municipal Reinsurance 1,639 1.8% Non-Municipal Reinsurance 542 0.6% Total FG RIF $62,955 68.5% Total Radian RIF $91,840 100%

Financial Guaranty Mortgage Insurance Mortgage Services East 19 68 13 2Q02 Net Income Mix

Financial Guaranty Mortgage Insurance Mortgage Services East 35 55 10 Projected 2005 Net Income Mix

Financial Flexibility Debt-to-capital ratio at 17.5% Risk to capital at mortgage insurance 13.7 to 1 Claims-paying leverage ratio at financial guaranty 51 to 1 Businesses are generating significant earnings Minimal guarantees or downgrade trigger events Share repurchase update

Financial Guaranty Tino Kamarck President Radian Asset Assurance Inc. and Radian Reinsurance Inc.

Overview Credit enhancement for the fixed income capital markets: domestic municipal bonds and global structured products Guaranty of timely payment of scheduled interest and principal when due Highly rated

Monolines (Radian Asset Assurance, Ambac, ACE Guaranty, FGIC, FSA, MBIA, XLCA, CIFG, ACA) vs. multilines (Chubb, Gerling Globale, Centre, AIG, Travelers) Transparency "Willingness to pay" Commitment to business Overview

Value proposition Higher rating: interest cost saving for issuer Durable rating: one monoline downgrade (CGA - Fitch AAA to AA) in 30-year history of industry Managed underlying risk: "somebody's home" Liquidity: trade on guarantor's name and rating Credit Enhancement

Optimize risk vs. pricing vs. capital Deal-by-deal underwriting and pricing at the margin (RAROC pricing models, rating agency capital charges) Portfolio risk management: diversification Balance "hard" (cash) capital with "soft" capital (proportional reinsurance, xol reinsurance, "cat" cover) Monoline Business Model

S&P's "Negative Outlook" For AAA monoline financial guaranty reinsurance industry: zero sum game Comparison to Moody's and Fitch "Trading value" vs. "capital relief" Capital relief one (important) factor in negotiating terms for reinsurance cessions from primary clients Terms for cessions determine projected profitability/growth Profitability/growth determine allocation of capital across Radian businesses and financial guaranty business lines

Participate in mature AAA markets via reinsurance Participate broadly across market Control cost structure, simplify resource allocation/investment See whole landscape, best practices and trends; avoid "bloody edge" Modulate competitive pressures on pricing/risk Radian Reinsurance Strategy

Diversify into AAA growth markets via direct writing Combine capacity with Radian Asset Assurance to capture lower-risk structured product opportunities Leverage Radian expertise to penetrate rapidly expanding markets for collateralized debt obligations and international residential mortgage-backed securitizations Radian Reinsurance Strategy

Radian Asset Assurance Strategy Own the AA segment Radian platform + risk track record + market momentum = narrow spread to AAA = more business, better pricing In domestic muni bond insurance market, "underserved" niches afford ample room for growth Risks are generally well-understood Lower capital to risk requirements Little competition International structured finance is AA market

Mortgage Insurance Frank Filipps Chairman and Chief Executive Officer Radian Group Inc.

Overview Protects lenders and investors from default- related losses on residential mortgage loans Generally required for mortgage loans with a downpayment less than 20% of home's value Facilitates the sale of mortgages in the secondary market, providing liquidity for home financing Expands homeownership opportunities for consumers

Overview Radian Guaranty Innovator in new approaches and technology Pioneer of leading MI products Alternative A and A- products Net Interest Margin Securities (NIMs) Risk-based pricing Radian Lien Protection Claims-paying ability rating of AA (S&P and Fitch Ratings) and Aa3 (Moody's)

Overview Radian Insurance Credit enhancement for non-traditional mortgage assets Home equity loans and second lien mortgages Manufactured housing Small commercial mortgages 103% LTV mortgages Provides clients with access to important markets Claims-paying ability rating of AA (S&P) and Aa3 (Moody's)

Opportunities and Challenges ROE vs. market share Bulk MI Weighing risk and return Credit quality Disciplined approach GSE relationships Market conditions Refinances/persistency Bifurcated market

International Markets Use Radian's overseas infrastructure to evaluate other lines of business Opportunities dependent upon development of foreign mortgage markets Analyze and capitalize on credit enhancement opportunities, including mortgage insurance and structured finance such as credit derivatives

Total Mortgage Originations (dollars in billions) 1997 1998 1999 2000 2001 2002 (est.) 859 1450 1310 1048 2100 2200

Direct Primary Mortgage Insurance In Force (dollars in billions) 1997 1998 1999 2000 2001 6/30/02 67.3 83.2 97.1 100.9 107.9 111.4

Risk Management Bonita Dorland Senior Vice President, Risk Management Radian Asset Assurance Inc. and Radian Reinsurance Inc. Andrew Rippert Vice President, Credit and Risk Analytics Radian Guaranty Inc.

Risk Assessment Framework MI and financial guaranty success factors Identification and quantification of primary risks Effectiveness of overall risk mitigation Credit Market/Funding Interest Rate Operational Legal Customary (volatility) Cyclical (trends) Event (discontinuities) Evaluation Methods: Review committees, operating limits, reporting & monitoring Scenario analysis, strategic planning Portfolio, concentration limits, stress tests, contingency planning Nature of Risk to Mitigate Risk Categor ies

Risk Management Platform Credit culture Continuous learning organization Credit Risk Legal Risk Operationa l Risk Market Risk Culture Critical components for effective risk management, underlying all policies and procedures

Financial Guaranty

Financial Guaranty Business Insure the timely payment of principal and interest Insure obligations that are investment grade Perform thorough credit and business analysis Two primary product lines Municipal - 75% of par insured Structured Products - 25% of par insured

Municipal Municipal Sector Sector % General obligations 20% Healthcare 14% Public Utilities 12% Transportation 10% Tax-backed 6% Education 5% Other munis 8% Subtotal 75% Non-Municipal Non-Municipal Sector Sector % Asset-backed consumer 9% CBOs/CLOs 8% Asset-backed commercial and other 5% Mortgage-backed and corporate 3% Subtotal 25% Financial Guaranty Product Line and Sector Mix $63 billion par as of 6/30/02

Municipal Two main types General obligation bonds: debt issued by states, counties, cities secured by issuer's general taxing power Revenue bonds: debt issued for projects and enterprise financing supported by pledge of revenues Risk appetite: strong operating fundamentals and essentiality; only insure investment grade obligations Risk performance: municipal bonds have and continue to be strong performers; few defaults

Structured Products Asset-backed: security supported by pools of assets with a relatively predictable payment stream; mortgages, credit cards, auto loans CDOs: structure of fixed-income securities whose cash flows are linked to the incidence of default in a pool of debt obligators Risk appetite: multi-dimensional analysis with requirement for quantative modeling, operating analysis and judgment; only insure investment grade obligations Risk performance: Radian's portfolio performs well due to selectivity and attachment level

Radian Approach to Synthetic CDOs Synthetic Static Investment Grade CDOs (SCDO) have four, narrower risks: default risk, correlation risk, recovery risk and MTM risk Radian has a conservative approach to each risk Address default risk by carefully selecting names and incorporating market spread information (not just ratings) Address correlation risk by employing much more stressed asset correlation assumptions than ones used by rating agencies Address recovery rate risk by employing conservative recovery rate assumptions Address MTM risk by active monitoring and hedging

Radian Approach to Synthetic CDOs Have a high caliber team to underwrite SCDOs consisting of quantitative analysts, corporate credit analysts and portfolio managers Have the infrastructure to do full scale Monte Carlo simulation analysis across different SCDO tranches and has developed proprietary Risk Equivalent Measure (REM) technologies

AAA AA A BBB NR NIG 10 21 38 26 4 1 Financial Guaranty Insured Portfolio by Public Rating $63 billion par as of 6/30/02

Mortgage Insurance

Overview Portfolio statistics Delinquency and claims statistics Is there a housing bubble? House price change impact Refi impact Actuarial reserve analysis

Primary In Force Portfolio by Product Type Note that this exhibit is based on counts and may differ from the previously reported public documents. Note that this exhibit is based on counts and may differ from the previously reported public documents.

Primary Median FICO Total Primary, Prime and Non Prime Total Primary, Prime and Non Prime Total Primary, Prime and Non Prime

Primary Median LTV Total Primary, Prime and Non Prime Total Primary, Prime and Non Prime Total Primary, Prime and Non Prime

In Force Percentages by FICO and LTV and LTV and LTV

Default and Received Claim Rates Total Portfolio in 2002 1997 - 2001 default rates are from Radian's 10-K, 1992-1996 are from CMAC 10-Ks and both are reported at 45+ days. All other Radian default data is from historical CMAC reports, but 1986 and 1987 were not available. Received claim rates are estimated for 2002. default data is from historical CMAC reports, but 1986 and 1987 were not available. Received claim rates are estimated for 2002. default data is from historical CMAC reports, but 1986 and 1987 were not available. Received claim rates are estimated for 2002.

Primary Prime/Non-Prime Default Rates in 2002 Rates in 2002 Rates in 2002

Is There a Housing Bubble? Home value growth has been strong Up almost 8% over 2001, nationally Up in all states and many large metropolitan areas Local economic conditions drive prices Last drop in national prices was during the Great Depression Appreciation correlates with growth in family income Supply of homes on the market is lean Land-use controls place upward pressure on values

Is There a Housing Bubble? Recession, gradual recovery will slow house price growth Appreciation fell to 2% annual rate in 4Q01 Fiscal and monetary stimulus mitigates near-term recession impact Inflation and interest rates are likely to remain low Home values are likely to grow 5% over the year - some markets will decline Markets with high-tech and manufacturing employment are weak San Francisco-San Jose corridor has already experienced a decline

U.S. House Price Inflation and Change in Mean Income Level 1976 through June 2002 through June 2002 through June 2002 through June 2002

U.S. Household Median Income Level 1967 through 2003 Forecast Source: Economy.com

U. S. Residential Housing Inventory January 1990 through June 2001 Inventory January 1990 through June 2001 Inventory January 1990 through June 2001

U.S. Housing Affordability Index 1Q92 through 1Q02 Source: National Association of Home Builders Source: National Association of Home Builders

Top 5 MSA RIF and Results *As of 6/30/02, Projection Source: Case Shiller Weiss OFHEO 2Q02 House Price Appreciation OFHEO 2Q02 House Price Appreciation OFHEO 2Q02 House Price Appreciation Period National % Change Radian Portfolio Change 2Q01 - 2Q02 6.5% 6.8% 2Q02 1.9% 2.0% MSA % of Risk In Force* 3Q02 4Q02 1Q03 2Q03 Projected Annual House Price Appreciation Los Angeles 4.4% 3.8% 2.2% 0.7% 1.6% 8.6% Atlanta 3.7% 2.0% 0.5% 0.2% 0.4% 3.1% Phoenix 3.6% 1.6% 1.0% 0.7% 1.2% 4.5% Chicago 3.4% 2.9% 1.7% 0.7% 1.5% 7.1% Washington, DC 3.1% 3.1% 0.8% -0.3% 1.5% 5.2% Subtotal 18.2% 2.7% 1.3% 0.4% 1.2% 5.8% Total Portfolio 100% 2.3% 1.1% 0.3% 0.9% 4.7% Projected Quarterly House Price Appreciation

Impact of HPA Decreases on Ultimate Claim Rates 1999 Book Ultimate Claim Rates 1999 Book Ultimate Claim Rates 1999 Book

Impact of HPA Decreases on Ultimate Claim Rates 2000 Book Ultimate Claim Rates 2000 Book Ultimate Claim Rates 2000 Book

Impact of HPA Decreases on Ultimate Claim Rates 2001 Book Ultimate Claim Rates 2001 Book Ultimate Claim Rates 2001 Book

Impact of HPA Decreases on Ultimate Claim Rates 2002 Book Ultimate Claim Rates 2002 Book Ultimate Claim Rates 2002 Book

Effect of HPA on Ultimate Claim Rates 2002 Book Scenario Explanation Ultimate % Change Relative to Baseline Baseline Average growth rates 3.06% - Reduced Half of average for 4 quarters 3.12% 2.1% Zero Zero growth for 4 quarters 3.27% 7.0% Negative -2% annual growth for 4 quarters 3.52% 15.0% 2001 Book Scenario Explanation Ultimate % Change Relative to Baseline Baseline Average growth rates 3.34% - Reduced Half of average for 4 quarters 3.38% 1.2% Zero Zero growth for 4 quarters 3.51% 5.2% Negative -2% annual growth for 4 quarters 3.70% 11.0% 2000 Book Scenario Explanation Ultimate % Change Relative to Baseline Baseline Average growth rates 3.13% - Reduced Half of average for 4 quarters 3.19% 1.9% Zero Zero growth for 4 quarters 3.29% 5.0% Negative -2% annual growth for 4 quarters 3.39% 8.4% 1999 Book Scenario Explanation Ultimate % Change Relative to Baseline Baseline Average growth rates 3.23% - Reduced Half of average for 4 quarters 3.27% 1.3% Zero Zero growth for 4 quarters 3.34% 3.4% Negative -2% annual growth for 4 quarters 3.40% 5.4%

Freddie Mac 30 Year Fixed Interest Rates by Quarter Interest Rates by Quarter Interest Rates by Quarter

Impact of Refinancing on Claim Rates Cumulative Primary Prime Claim Rates Less Comparable Average rates by period since Origination This shows the period's cumulative claim rate for the quarter shown over the average cumulative claim rate across all vintages. If the number is less than zero, experience Is better than the average. across all vintages. If the number is less than zero, experience Is better than the average. across all vintages. If the number is less than zero, experience Is better than the average. This shows the period's cumulative claim rate for the quarter shown over the average cumulative claim rate across all vintages. If the number is less than zero, experience Is better than the average.

Impact of Refinancing on Prepayment Cumulative Primary Prime Prepayment Rates Less Comparable Averages since Origination This shows the period's cumulative claim rate for the quarter shown over the average cumulative claim rate across all vintages. If the number is less than zero, experience Is better than the average. across all vintages. If the number is less than zero, experience Is better than the average. across all vintages. If the number is less than zero, experience Is better than the average. This shows the period's cumulative claim rate for the quarter shown over the average cumulative claim rate across all vintages. If the number is less than zero, experience Is better than the average.

Intermission

Structured Products Ned Bowers Senior Vice President and Managing Director, Global Structured Products Radian Asset Assurance Inc.

Global Structured Products Market Segment 2003 Estimated Issuance Mortgage-Backed Securities (MBS) $250 billion Asset-Backed Securities (ABS) $380 billion Collateralized Debt Obligations (CDOs) $80 billion Asset-Backed C.P. (ABCP) $700 billion Credit Default Swaps (CDS) $200 billion Commercial Mortgage Backed (CMBS) $50 billion Very dynamic and growing rapidly amounting to nearly $1.7 trillion of new issuance per year

Global Structured Products Market Radian participates in selected segments of this market Global MBS Global ABS CDO's ABCP CDS Our participation is a key part of our growth and diversification strategy Provides Radian the flexibility to choose where to deploy its credit capacity and allocate its risk capital Enables Radian to take a leadership role in markets where it has particular depth of expertise

Global Structured Products Market Diligently and carefully expanded our participation Expanded more aggressively over the past two years to take advantage of strong credit pricing and growing awareness of Radian in the international capital markets Hired experienced structuring and analytics team and only insured products that we understand thoroughly Exercised our natural inclination to lead in selected markets where we have particular expertise and resources

What We Do Originate and underwrite highly structured credit transactions and typically hold the risk to maturity Concentrate exclusively on higher investment grade transactions, backed by high quality assets, predictable cash flows or highly rated corporate obligations

Our Team 16 members in Philadelphia Depth in mortgage related structured products and leads involvement in structured transactions for mortgage securitization issuers Instrumental in developing current NIMS structure used widely in the market 16 members in New York Builds CDO and traditional ABS portfolio backed by variety of consumer loan portfolios Two members in London Building presence in Europe with emphasis on international RMBS business, AAA CDO market and new asset classes developing in Europe

Clients Range from issuers of mortgage-backed securities to regional lenders and from money center banks to global investment banks Top 100 financial institutions represent the majority of global structured products market and are clients, risk partners or distribution sources

Clients Financial institutions use structured products to Manage their credit risk Balance their portfolios Optimize their allocated capital Meet regulatory and rating agency capital requirements Broaden their access to new investors Increase the speed with which they distribute transactions to investors

Business Partner Radian is natural business partner for institutions seeking greater certainty in their credit-related portfolios Variety of vehicles we can deliver to respond to client needs, including both AA and a AAA rated entities Ability to underwrite both financial guarantees and financial products for clients

ABS CDS CDOs Future Flows 10 1 18 1 Structured Products Portfolio $3.074 billion par closed and committed as of 6/30/02

AAA AA A BBB East 2001 298 419 355 Structured Products Portfolio New business credit rating distribution closed as of 6/30/02

Examples NIMS Highly structured transactions that are always part of larger residential mortgage securitization Issuer retains residual cash flow, resulting from difference between higher yield on individual mortgage loans in the portfolio and the lower cost of raising funding through a securitization Allow issuer to take future cash flow and, with credit enhancement from Radian, place a bond in the market to obtain additional cash to redeploy and build a new portfolio Typically rated BBB by S&P before Radian will enhance them

Examples CDOs Portfolio of corporate obligations pooled into a trust and segmented into various layers of credit risk First loss layer considered equity like; a low or unrated layer; a mezzanine layer usually rated BBB; and highly rated layers usually rated AA or AAA Further layer with very remote risk is called super senior Early CDOs raised cash funding by securitizing high yield loans, and many have performed poorly, becoming the subject of negative market press Recently a large market has developed to transfer risk for investment grade corporate obligations This is the market in which Radian participates primarily in the AAA layers of risk

Examples One of the primary credit enhancers for ASAP Funding, a conduit that issues commercial paper and uses the proceeds to purchase AA and AAA ABS in the open market Developed into a $3.0 billion program managed by Alliance Capital, one of the most prominent asset managers in the market and involves Citibank, Bank of America and Lehman Brothers in various roles Radian enhances the layers from BBB to AAA Program is the first and largest of the new generation of structured investment vehicles

eCommerce Doug Rossbach Senior Vice President, eCommerce Radian Guaranty Inc.

Overview Dedicated business unit charged with developing strategies and capabilities that make it easier for clients to do business with us Lowers Radian's costs by encouraging clients and originators toward self service, while offering faster response and greater control Differentiates Radian by providing clients with independent consulting, advice and idea sharing Integrates with client and third party systems which raises the barrier for switching to another MI company

Capabilities Work with clients to design and implement tailored solutions for ordering and servicing mortgage insurance and related services Year-to-date approximately 60% of all MI orders are received electronically Radian offers a variety of connectivity options Customized connectivity through EDI or XML Web-based connectivity such as MI Online and eUnderwriting Loan Prospector(r) on the Web Desktop Underwriter(r) Connections (Radian is a pilot participant) Connectivity through LOS and third-party systems Electronic claims processing

MI Online Industry's first web-based MI ordering and servicing system Reduces costs and enhances service by giving clients direct access to MI ordering and servicing Total MI Online transactions have surpassed one million year to date versus a total of 875,000 for 2001 MI Online and our other electronic MI ordering interfaces have enabled Radian to substantially increase volume without increasing headcount

eUnderwriting Lender centric web-based solution providing originators with access to Radian's contract underwriting service Potentially reduce labor costs by eliminating data input and communication between the originator and Radian contract underwriter Provides the originator with direct access to AU systems, thereby speeding up credit decisions Differentiates Radian by supporting the lender/originator relationship through co-branding

Client Advisory Council Attracts strong participation from industry leaders Meets annually to discuss industry trends, and provide Radian with feedback on future project priorities

Client Support Radian delivers an unparalleled user experience by coupling leading edge technology with superior customer support eServices Support team provides assistance to web- based application clients Live Help Assists MI Online users for MI ordering and servicing Allows clients to interact real-time with Radian's customer support

Recent Live Help surveys confirm the customer satisfaction of our eServices and MI Online capabilities 84% of those surveyed rated their satisfaction with the service they received to be excellent or above average 92% of all people surveyed rate MI Online as an excellent or above average tool Client Support

RadianExpress

Overview Founded in February of 1999 Acquired by Radian Group in November of 2000 Home office and technology center based in Dayton, OH

Overview Fulfillment exchange for the lending industry Provide web-based, single point of ordering for fulfillment services and products designed to reduce cycle time and cut costs Proprietary fulfillment services (where we are actually the provider of the service) drive our business and profitability Supported by exchange services (where we facilitate access to the actual service provider for a small, or no, fee)

Where We Fit In Entered the mortgage services business to Diversify revenue sources With products and services that were complementary to our other businesses We felt that mortgage services fit this profile RESPA reform and "bundling" validate this projection Continued product innovation was essential, and mortgage services present some excellent opportunities Alternative title, insured AVMs, eUnderwriting

Where We Fit In Long term strategy Bundling of mortgage fulfillment services offered near the point of sale Consolidation and centralization is facilitated by aggregation Pricing/cost pressure on lenders promote finding more efficient services RadianExpress acquisition is intended to exploit this force Utilize eCommerce to communicate Radian's sophistication to the marketplace

Where We Fit In eCommerce positioning: aggressively develop web delivery systems Integrate products within operations of clients Speed product delivery Improve service levels and lower operating costs

Where We Fit In Our ability to create and deliver sustainable new products is essential Possession of the necessary platforms to compete through a multi-faceted offering Ability to imbed our functions/services in our customers operations (via eCommerce), and continue to secure the position by delivering innovative offerings Presenting alternative products that mitigate risk, lower cost or speed cycle time Radian Lien Protection

Radian Lien Protection Alternative to traditional title insurance for refinances, second mortgages and HELOCs Half the cost of traditional title insurance Could have saved consumers more than $4 billion if used on all refis in 2001 Currently unavailable, pending regulatory approval

Strategic Investments Mark Casale Senior Vice President, Strategic Investments Radian Group Inc.

C-BASS 46% interest Sherman Financial 46% interest Primus Guaranty 15% interest Strategic Partners

Pre-tax earnings of $45.4 million through 6/30/02 Received $20.1 million in dividends through 6/30/02 Total equity as of 6/30/02 of $222 million No guarantees or capital commitments Above hurdle ROI Strategic Investments are Profitable

Industry leader in purchasing, servicing and managing credit sensitive residential mortgage assets Sub-performing loans Sub-prime loans Scratch and dent loans Subordinated 'B' Pieces (BBB through first loss) Special servicing Investments recognize the value of and depend on superior delinquent servicing Profitable business 20%+ ROE through 6/30/02 Lumpy earnings due to timing of various investment and funding decisions C-BASS

Key business strategies Be opportunistic Take advantage of mispriced credit risk Stay focused and disciplined - don't chase the market Take credit risk, not interest rate risk Integrate operational and capital markets expertise Special service most investments Litton has the highest special servicer and subprime servicer ratings from all three agencies Leverage credit risk analytics and proprietary loss mitigation system -RADAR C-BASS

Grow recurring revenue Net interest income, servicing, gain on liquidation and money management 66% of total revenue through 6/30/02 Maintain a conservative balance sheet Delever with CBOs and re-remics Maintain excess liquidity Match funding of assets Maintain a diversified portfolio By product, vintage and geography C-BASS

Leading purchaser and servicer of distressed consumer debt Credit cards Bankruptcy debt 125% and high LTV second lien mortgages Auto loans and deficiencies Sherman Financial

Assets are purchased at deep discounts to their original face value from national financial institutions and major retail corporations Purchased $9.6 billion in notional balance (since inception) at a price of $738 million Profitable business 20% + ROE through 6/30/02 Sherman Financial

Competitive advantages Capital markets expertise Disciplined and opportunistic Close relationships with issuers Financial resources Three committed financing facilities Strong cash flow Operating capacity Alegis Group 450 well-trained personnel in two locations Resurgent Capital Fully automated state-of-the-art bankruptcy operation Sherman Financial

Parent company of Primus Financial Products First wholesale provider of investment-grade credit risk protection to derivatives dealers and credit portfolio managers Claims-paying ability rating of AAA (S&P) and Aaa (Moody's) Initially capitalized in March, 2002 Primus Guaranty

Credit swaps - what are they? Allow protection buyers to transfer default risk on a financial obligation such as a bond, loan or receivable to protection sellers for an annual premium Essential tools for credit risk managers Allow banks/firms to reduce exposure to individual corporations Credit swaps - market dynamics Experiencing rapid growth similar to early years of interest rate swap market High demand for new AAA/Aaa provider of investment grade capacity Very attractive premium to loss ratios Primus Guaranty

Primus Guaranty Business strategy Focused seller of single name investment grade credit swaps End risk taker of corporate and sovereign financial obligations High portfolio diversification; short stabilized weighted average 2.8 year tenor Breadth of capacity over 1,200 qualified reference entities Active credit risk management Highly efficient economic capital model Portfolio transparency to counterparties

Strong experienced management teams Significant equity participation Well capitalized partners MGIC, Aegon, XL Capital Strategically linked to core business Access to research and data Board representation and active oversight Investment companies are both client and partner Primus $115 million soft capital facility Sherman $100 million guaranteed financing Key Characteristics

Information Technology Liz Shuttleworth Senior Vice President and Chief Information Officer Radian Group Inc.

Strategic Objectives Reengineer business processes to support and keep up with the rate of change within the business Promote customer/product centric model Integrate systems both internally and externally Design information architecture to support business knowledge Develop employees with potential to embrace the new environment

The Mantra Any information Any time Anywhere Any device

Strategic Initiatives PeopleSoft Consolidated financials across the global enterprise New operational system Facilitate customer exchanges, transaction processing and data storage throughout the lifecycle of a product One-stop fulfillment capability by integrating our eUnderwriting and MI ordering capabilities with the RadianExpress platform Data warehouse Decision support, metrics and reporting

Accounts Receivable eProcurement Accounts Payable Cash Management Investment Management General Ledger Asset Management PeopleSoft Product - Phase II PeopleSoft Product - Completed Budgets REPORTING & ANALYSIS Camra - Existing System Accounts Receivable eProcurem ent Accounts Payable Cash Manageme nt Investmen t Manageme nt General Ledger Asset Manageme nt Budgets Data Warehouse Travel & Expenses PeopleSoft Financials for all Radian Business Lines Next Phase - 2004

New Operational System
Radian Guaranty and Radian Insurance


Care and feeding over life of loan
Deal Management
Due Diligence
Structured Transactions
Pricing
Radian Express
Data Entry Boarding
Data Warehouse
Premium Processing
Cash Management
PeopleSoft Financials
Loan Servicing
Default & Loss Mitigation
Portfolio Risk Management
Claims
New Operational System
Implemented
PeopleSoft Product

140

RADIAN

Deal Management Due Diligence Pricing Data Entry Boarding Premium Recognition Cash Management Exposure Management Current System - LYNX New Operational System PeopleSoft Product Portfolio Risk Management Data Warehouse PeopleSoft Financials Claims New Operational System Radian Asset Assurance and Radian Reinsurance Care and feeding over life of loan!

New Operational System
RadianExpress
One time service transaction
Credit
Flood
Valuations
eUnderwriting
Title
Closing Services
Recordation
AVM Warranty
MI Ordering
Decision Document
RLP
Data Warehouse
Credit Enhancements
e F U L L F I L L M E N T
Products and Services
Existing Service
New Service
Joint Product
Radian Re
Radian Insurance
Radian Asset Assurance
Care and feeding over life of loan
RADIAN

142

Infrastructure Initiative Build infrastructure to support strategic initiatives Data center consolidation Replace voice and data networks Share expertise across business units Standardize infrastructure across business units Leverage existing infrastructure investments Consolidate shared corporate applications Develop business continuity planning

Web Server Web Server App Server App Server Storage Storage Storage Main Data Center Bunker Site Hot Site Web Server Development, Test and Integration Production Environment Backup Environment App Server 24/7/Forever Data Center Design High Availability Environment

Biographies

Frank P. Filipps Chairman and Chief Executive Officer Radian Group Inc. Frank Filipps is chairman and chief executive officer of Radian Group Inc., a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Mr. Filipps was president, chief executive officer and a director of CMAC Investment Corporation, a predecessor company of Radian, as well as chairman, president and chief executive officer of Commonwealth Mortgage Assurance Company (CMAC), its mortgage insurance subsidiary. Mr. Filipps joined CMAC in 1992 as senior vice president and chief financial officer. In 1994, he was promoted to executive vice president and chief operating officer of both CMAC Investment Corporation and CMAC. Mr. Filipps has spent more than 30 years in the financial services industry. He began his career at Chase Manhattan Bank in New York as a corporate credit and marketing officer. He then joined American International Group, Inc., where he served in a number of financial and investment management positions. Mr. Filipps is a director of Impac Mortgage Holdings, Inc. and Primus Guaranty, Ltd. He is also a director of the World Affairs Council of Philadelphia. Mr. Filipps earned a bachelor's degree in economics from Rutgers University and an MBA in corporate finance and international business from the Stern School of Business at New York University.

C. Robert Quint Executive Vice President and Chief Financial Officer Radian Group Inc. As chief financial officer, Bob Quint is in charge of financial controls, financial reporting and investor relations at Radian Group Inc., a leading global credit enhancement company. Mr. Quint's career spans more than 16 years in the financial services industry. He joined Radian as controller and vice president of administration in 1990, where he subsequently played a major role in its 1992 initial public offering. In 1996, he was promoted to chief financial officer and three years later was named executive vice president. Previously, Mr. Quint served as assistant controller for Reliance Development Group, a commercial real estate developer in New York City. He also worked in the corporate accounting department of Reliance Group Holdings. Prior to that, he was a staff accountant at Anchin, Block and Anchin, a New York-based accounting firm. Mr. Quint earned a bachelor's degree in economics from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants (AICPA).

Martin A. Kamarck President Radian Asset Assurance Inc. and Radian Reinsurance Inc. Tino Kamarck is president of Radian Asset Assurance Inc. and Radian Reinsurance Inc., leading providers of financial guaranty insurance and reinsurance to investors in corporate, municipal and asset-backed securities. Prior to joining the company, Mr. Kamarck served as president and chief operating officer of AEW Capital Management, L.P., a large real estate investment advisory firm. Previously, he was appointed by President Clinton to serve at the Export-Import Bank of the United States, as president and chairman. Mr. Kamarck has served as co- director of the Structured Finance department, director of the Real Estate Finance group and general counsel of Financial Guaranty Insurance Company (FGIC), in addition to being a member of the company's board of directors. And prior to that, he served with the law firm of Morrison & Foerster, where he was partner and chair of the East Coast business practice. Mr. Kamarck holds a bachelor's degree in English literature from Haverford College and received his JD from Stanford Law School, where he served on the Board of Editors of the Stanford Law Review.

Bonita Z. Dorland Senior Vice President, Risk Management Radian Asset Assurance Inc. and Radian Reinsurance Inc. As senior vice president and chief risk officer of Radian Asset Assurance Inc. and Radian Reinsurance Inc., Bonny Dorland is responsible for the surveillance of Radian's portfolio of insured transactions, as well as establishing underwriting standards that reduce losses on these transactions. Ms. Dorland joined Radian in 1999, from BNP Capital Markets, a subsidiary of Banque Nationale de Paris, where she served as the head of credit risk. Prior to that, Ms. Dorland held various positions with Financial Guaranty Insurance Company, including director of financial institutions and director of research and risk management. She has also served as a vice president for Merrill Lynch, covering financial institutions and international credits. Ms. Dorland earned a bachelor's degree in corporate finance from New York University and her MBA in corporate finance from the same institution. She holds a Series 7 securities and products license, and Series 63 stockbroker license. Ms. Dorland serves as a board member of the National Chorale, and is also a member of the Financial Women's Association, Fixed Income Analysts Society and Capital Markets Credit Analysts Society.

Andrew Rippert Vice President, Credit and Risk Analytics Radian Guaranty Inc. As vice president, credit and risk analytics, Andrew Rippert is responsible for managing Radian Guaranty's credit and risk analysis functions, as well as developing credit standards on new products and performing risk assessment and modeling. Mr. Rippert joined Radian from Deloitte & Touche, where as senior manager he was responsible for advising clients in the valuation of acquisitions, rating implications of business strategies and performing asset allocation studies for life and financial guaranty insurers. Prior to that, he served with American Re-Insurance as vice president and as a consultant with Tillinghast - Towers Perrin. Mr. Rippert earned a bachelor's degree from Drexel University and an MBA from the Wharton School at the University of Pennsylvania. He is also a Fellow of the Casualty Actuarial Society.

Edward McC. Bowers Senior Vice President and Managing Director, Global Structured Products Radian Asset Assurance Inc. As senior vice president and managing director, global structured products, Edward Bowers is responsible for building and managing Radian Asset Assurance Inc.'s portfolio of structured credit products, which includes various asset classes and transaction type from domestic and international capital markets, as well as driving business strategy to expand Radian's global presence in the structured finance and credit risk management markets. Mr. Bowers joined Radian in 2001 from Winterthur International's strategic risk solutions group where, as executive director, he was responsible for managing global structured credit product lines, reinsurance and syndication efforts, and rating agency relationships. Prior to that, Mr. Bowers served as managing director of the financial risk strategies group at AXA Global Risks. He held a similar position with Marsh & McLennan Securities Corp. Bowers earned a bachelor's degree in history from Boston University.

Douglas S. Rossbach Senior Vice President, eCommerce Radian Guaranty Inc. As head of the eCommerce group, Doug Rossbach develops and implements Internet and eCommerce strategies for Radian Guaranty Inc. Key initiatives include enhancing Radian's online brand and developing technology-based solutions that make it easier and less expensive for clients to do business with Radian. Mr. Rossbach has more than 10 years' experience in the mortgage industry. He joined Radian from Wells Fargo, where he served as senior vice president, Internet strategy and development. In this position, he developed and launched their retail mortgage site. Mr. Rossbach has also served as the head of Norwest Mortgage's direct-to- consumer business channel, which focused on marketing mortgages to consumers via direct mail and the Internet. He also managed the Norwest Mortgage marketing services group, where he was responsible for all marketing efforts including advertising, market research and direct marketing. Prior to these positions, Mr. Rossbach served as a management consultant for McKinsey & Co. He has also held management positions at Southeast Bank and Citibank. Mr. Rossbach holds a bachelor's degree in English from the University of Virginia and a master's degree in finance from New York University.

Mark A. Casale Senior Vice President, Strategic Investments Radian Group Inc. As senior vice president, strategic investments, Mark Casale directs business analysis and market research to identify external growth and acquisition strategies for Radian Group Inc., a leading global credit enhancement company. Mr. Casale has more than 15 years' experience in the financial services industry. He joined Radian from Society Hill Capital Management, where as vice president he managed the research of and investment in publicly traded debt and equity instruments. Prior to that, Mr. Casale served eight years with Advanta Corporation in various management positions, most recently as senior vice president, corporate finance services. Mr. Casale began his career with Price Waterhouse. Mr. Casale holds a bachelor's degree in accounting from St. Joseph's University and an MBA in finance from the Stern School of Business at New York University.

Elizabeth A. Shuttleworth Senior Vice President and Chief Information Officer Radian Group Inc. As chief information officer, Liz Shuttleworth leads the development and implementation of technology strategies to enhance internal processes and business systems, as well as streamline client support and connectivity for Radian Group Inc. Ms. Shuttleworth has more than 20 years' experience in the information technology industry. She joined Radian from Vlasic Foods International, where as vice president of information technology and chief information officer, she directed all development, infrastructure, e-business and customer service activities. Ms. Shuttleworth also served four years with Campbell Soup Company as director of business services in their U.S. and international divisions. Prior to these positions, she served as a consultant with Bell Atlantic and SmithKline Beecham. Ms. Shuttleworth holds a bachelor's degree in commerce from the University of South Africa.